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                                3,350,000 Shares

                          Snelling and Snelling, Inc.

                              Class A Common Stock

                             UNDERWRITING AGREEMENT

                                                                __________, 1997

SMITH BARNEY INC.
RAUSCHER PIERCE REFSNES, INC.

         As Representatives of the Several Underwriters

c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013

Dear Sirs:

         Snelling and Snelling, Inc., a Pennsylvania corporation (the "Company") and Robert O. Snelling, Sr., a shareholder of the Company (the "Selling Shareholder"), propose to issue and sell an aggregate of 3,350,000 shares (the "Firm Shares") of the Company's Class A Common Stock, $0.01 par value per share (the "Class A Common Stock"), to the several Underwriters named in Schedule I hereto (the "Underwriters"). Of the 3,350,000 Firm Shares, 2,933,333 are to be sold by the Company and 416,667 are to be sold by the Selling Shareholder. The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 750,000 shares (the "Additional Shares") of Class A Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares".

         The Company wishes to confirm as follows its agreement with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.


         1. Agreements to Sell and Purchase. The Company and the Selling Shareholder hereby agree, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholder herein contained and subject to all the terms and conditions set forth herein, each





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Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price of $______ per Share (the
"purchase price per share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

         The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (as hereinafter defined) (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when The Nasdaq Stock Market is open for trading), up to an aggregate of 750,000 Additional Shares. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares.

         2. Terms of Public Offering. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement (as hereinafter defined) and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         3. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on _________________, 1997 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf





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of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer in immediately available funds.

         4. Agreements of the Company. The Company agrees with the several Underwriters as follows:

                 (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective. As used in this Agreement, the term "Registration Statement" means the registration statement relating to the Shares initially filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus and any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Prepricing Prospectus (as hereinafter defined) or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Prepricing Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means: (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Prepricing Prospectus identified therein that such Term Sheet supplements; (b) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (c) if the Company does not rely on Rule 434 under the Act and if no prospectus is





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required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                 (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                 (c) The Company will furnish to you, without charge, 3 signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                 (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.





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                 (e)      Prior to the execution and delivery of this
Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                 (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph
(d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                 (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.





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                 (h)      The Company will make generally available to its
security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section ll(a) of the Act.

                 (i) During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may request.

                 (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                 (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

                 (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

                 (m) Except as provided in this Agreement, the Company will not sell, contract to sell or otherwise dispose of any Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock, or grant any options or warrants to purchase Class A Common Stock or Class B Common Stock of the Company ("Class B Common Stock," and together with the Class A Common Stock, the "Common Stock") except with respect to options granted under the Company's 1997 Stock Option Plan, for a period of 180 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.

                 (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you.





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                 (o)      Except as stated in this Agreement and in the
Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                 (p) The Company will use its best efforts to have the Class A Common Stock listed, subject to notice of issuance, on the national market tier of The Nasdaq Stock Market concurrently with the effectiveness of the Registration Statement.

         5.      Representations and Warranties of the Company.

                 (a) The Company represents and warrants to each Underwriter that:

                          (i)     Each Prepricing Prospectus included as part
of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                          (ii)    The Registration Statement in the form in
which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

                          (iii)   All the outstanding shares of Common Stock of
the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

                          (iv)    Except as disclosed in the Prospectus (or, if
the Prospectus is not in existence, the most recent Prepricing Prospectus), there are no outstanding (i) securities or





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obligations of the Company or the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                          (v)     The Company is a corporation duly organized
and validly existing in good standing under the laws of the State of Pennsylvania with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole and is conducting its business so as to comply with all applicable statutes and regulations, including without limitation, applicable licensing and franchise laws and regulations in each of the jurisdictions in which the Company conducts its business.

                          (vi)    All the Company's subsidiaries (collectively,
the "Subsidiaries") are listed in an exhibit to the Registration Statement. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of such Subsidiary and is conducting its business so as to comply with all applicable statutes and regulations, including without limitation, applicable licensing and franchise laws and regulations in each of the jurisdictions in which the Subsidiary conducts its business; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

                          (vii)   There are no legal or governmental
proceedings pending or, to the best knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as





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required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                          (viii)  Neither the Company nor any of the
Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound.

                          (ix)    Neither the issuance and sale of the Shares,
the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby (A) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                          (x)     The accountants, Grant Thornton LLP, who have
certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

                          (xi)    The financial statements, together with
related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement





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thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                          (xii)   The execution and delivery of, and the
performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                          (xiii)  Except as disclosed in the Registration
Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                          (xiv)   Each of the Company and the Subsidiaries has
good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases.

                          (xv)    The Company has not, directly or indirectly
(except for the sale of Shares under this Agreement), (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of





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the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                          (xvi)   The Company has not distributed and, prior to
the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

                          (xvii)  The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xviii) To the Company's best knowledge, neither the
Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                          (xix)   No labor dispute with the employees of the
Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent that could result in a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Prepricing Prospectus).

                          (xx)     The Company and each of the Subsidiaries are
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverageas and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company





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and the Subsidiaries taken as a whole, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Prepricing Prospectus).

                          (xxi)   The Company and each of the Subsidiaries have
filed all tax returns required to be filed, which returns are complete and correct, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                          (xxii)  No holder of any security of the Company has
any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                          (xxiii) The Company and the Subsidiaries own or
possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

                          (xxiv)  The Company is not now, and after sale of the
Shares to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                          (xxv)   The Company has complied with all provisions
of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

                 (b) Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company, to each Underwriter, as to the matters covered thereby.


         6.      Representations and Warranties of the Selling Shareholder.

                 (a) The Selling Shareholder represents and warrants to, and agrees with, the several Underwriters that:

                          (i)     The Selling Shareholder has, and on the
Closing Date will have, good and marketable title to the Firm Shares proposed to be sold by the Selling Shareholder hereunder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Firm Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such Firm Shares hereunder, the Selling Shareholder will convey to the Underwriters good and marketable title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

                          (ii)     The Selling Shareholder has executed and
delivered a Power of Attorney and caused to be executed and delivered on its behalf a Custody Agreement (hereinafter collectively referred to as the "Shareholder's Agreement"), and in connection herewith the Selling Shareholder further represents, warrants and agrees that the Selling Shareholder has deposited in custody, under the Shareholder's Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Firm Shares to be sold hereunder by the Selling Shareholder, for the purpose of further delivery pursuant to this Agreement. The Selling Shareholder agrees that the Firm Shares to be sold by such Selling Shareholder on deposit with the Agent are subject to the interests of the Company and the Underwriters to the extent set forth herein and in the Shareholder's Agreement, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Shareholder's Agreement, by any act of the Selling Shareholder, by operation of law, by the termination or revocation of the trust agreement or other governing documents of the Selling Shareholder or by the occurrence of any other event. If the Selling Shareholder is declared mentally incapacitated or dies before the delivery of the Firm Shares hereunder, the documents evidencing the Firm Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement and the Shareholder's Agreement as if such incapacitation, death or other similar event had not occurred, regardless of whether or not the Agent shall have received notice thereof. This Agreement and the Shareholder's Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitute valid and legally binding agreements of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws. The form of the Shareholder's Agreement has been delivered to you.

                          (iii)    The performance of this Agreement and the
Shareholder's Agreement and the consummation of the transactions contemplated hereby and by the Shareholder's Agreement will not result in a breach or violation by the Selling Shareholder of any of the terms or provisions of, or constitute a default by the Selling Shareholder under any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or any of his properties is bound, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Selling Shareholder or any of his properties, except (x) for any violation, breach, or default that could not have an adverse effect on the Selling Shareholder's sale of the Firm Shares to be sold hereunder or the Selling Shareholder's performance of any of his other obligations hereunder or under the Shareholder's Agreement and (y) that the Selling Shareholder makes no representation or warranty hereunder with respect to federal or state securities or "blue sky" laws or any similar laws in applicable foreign jurisdictions.

                          (iv)     The Selling Shareholder has not taken and
will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Firm Shares.

                          (v)      Each Prepricing Prospectus that has been
distributed by the Underwriters or the Company to prospective investors and the Prospectus, insofar as they include or reflect information with respect to the Selling Shareholder, has conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and neither the Registration Statement nor the Prospectus (or, if the Prospectus is not in existence, the most recent Prepricing Prospectus), nor any amendment or supplement thereto, insofar as they include or reflect information with respect to the Selling Shareholder, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (vi)     The Selling Shareholder is not aware that
any of the representations or warranties of the Company set forth in Section 5 above is untrue or inaccurate in any material respect.

                          (vii)    All stock transfer or other taxes (other
than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Firm Shares proposed to be sold by the Selling Shareholder to the several Underwriters pursuant to this Agreement will be fully paid or provided for by the Selling Shareholder.

                          (viii)   No consent, approval, authorization or order
of, or any filing with, any court or governmental agency or body is required for the consummation by the Selling Shareholder of the transactions on his part contemplated in this Agreement, the Power of Attorney or the Custody Agreement, except as may be required under the Act or state securities or "blue sky" laws or similar laws in applicable foreign jurisdictions.

                          (ix)     Other than as permitted by the Act and the
rules and regulations of the Commission thereunder, the Selling Shareholder has not distributed and will not distribute any Prepricing Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Firm Shares proposed to be sold by the Selling Shareholder.

                 (b) The Selling Shareholder agrees with the Company and the Underwriters not to offer to sell, sell or contract to sell or otherwise dispose of any shares of Common Stock or securities convertible into or exchangeable for any shares of Common Stock in accordance with the terms of separate letter agreements between the Selling Shareholder and the Representatives.

                 (c) Any certificate signed by the Selling Shareholder and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholder, to each Underwriter, as to the matters covered thereby.


         7.      Indemnification and Contribution.

                 (a) The Company and the Selling Shareholder jointly and severally agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending; provided, further, that the Selling Shareholder's liability hereunder shall in any event be limited to the amount of net proceeds received by the Selling Shareholder from the sale of the Shares sold by it hereunder. The foregoing indemnity agreement shall be in addition to any liability which the Company or the Selling Shareholder may otherwise have.

                 (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or the Selling Shareholder, such Underwriter or such controlling person shall promptly notify the Company or the Selling Shareholder, and the Company or the Selling Shareholder shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company or the Selling Shareholder has agreed in writing to pay such fees and expenses, (ii) the Company or the Selling Shareholder has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company or the Selling Shareholder and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company or the Selling Shareholder by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company or the Selling Shareholder shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company or the Selling Shareholder shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company or the Selling Shareholder shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company and the Selling Shareholder agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                 (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Shareholder, to the same extent as the foregoing indemnity from the Company and the Selling Shareholder to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, any such controlling person or the Selling Shareholder based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company and the Selling Shareholder by paragraph
(b) above (except that if the Company or the Selling Shareholder shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, any such controlling person and the Selling Shareholder shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                 (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by indemnifying party or parties on the one hand and the indemnified party or parties on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or the Selling Shareholder, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or by the indemnified party or parties on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (e) The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

                 (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                 (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of each of the Company and the Selling Shareholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, or any person controlling the Company, or the Selling Shareholder (ii) acceptance of any Shares and payment therefor hereunder, and
(iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the

Company, its directors or officers, or any person controlling the Company, or the Selling Shareholder shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 7.

         8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                 (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                 (b)       (i)    No stop order suspending the effectiveness of
the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock (other than pursuant to the exercise of employee stock options disclosed in the Registration Statement or Prospectus and outstanding as of the date of the Prospectus) of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or Supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(b) and in Section 8(g) hereof.

                 (c) You shall have received on the Closing Date, an opinion of Gardere & Wynne, L.L.P., counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                          (i)     The Company and each of the Subsidiaries have
been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not result in a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole ("Material Adverse Effect").

                          (ii)     The Company and each of the Subsidiaries
have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Prepricing Prospectus); and the Company has the necessary power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by each of them;

                          (iii)    The issued shares of capital stock of each
of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interests that have been in existence for at least 21 days preceding the date of such opinion or, to the best knowledge of such counsel, any other security interests, liens, encumbrances or claims;

                          (iv)     The Company has an authorized, issued and
outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to the best knowledge of such counsel, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; and, to the best knowledge of such counsel, no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                          (v)      To the best knowledge of such counsel, (1)
no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the

Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (2) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                          (vi)    To the best knowledge of such counsel,
subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; and (2) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Prepricing Prospectus);

                          (vii)    The offering and sale of certain of the
Shares by the Company to the Underwriters pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (1) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or "blue sky" laws or similar laws in applicable foreign jurisdictions and by the NASD or The Nasdaq Stock Market, Inc., (2) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or, so far as it is known to such counsel, any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator having jurisdiction over the Company or any of the Subsidiaries, in each case, where such conflict, breach, violation or default would have a Material Adverse Effect or (3) conflict with or violate any of the terms and provisions of the trust agreement, charter documents or by-laws of the Company;

                          (viii)  The Registration Statement is effective under
the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to such counsel's best knowledge, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission;

                          (ix)     The Registration Statement originally filed
with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and notes thereto, schedules and reports thereon and other financial, numerical, statistical and accounting data and information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

                          (x)      The Company is not an "investment company"
within the meaning of the Investment Company Act of 1940, as amended.

                          (xi)    The Shares have been duly  authorized and,
when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive, or to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company;

                          (xii)   The form of certificates for the Shares
conforms to the requirements of the Pennsylvania Business Corporation Law;

                          (xiii)  The Company has corporate power and authority
to enter into this Agreement and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy;

                          (xiv)   Neither the Company nor any of the
Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws;

                          (xv)    The Registration Statement and the Prospectus
and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                          (xvi)   The statements in the Registration Statement
and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

         Although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                 (d) You shall have received on the Closing Date, an opinion of Locke Purnell Rain Harrell, counsel for the Selling Shareholder, dated the Closing Date and addressed to you, as Representatives of the several Underwriter, to the effect that:

                          (i)     The Selling Shareholder has good and
marketable title to the Firm Shares to be sold by the Selling Shareholder hereunder and full right, power and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by him, and to sell, assign, transfer and deliver such Firm Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever;

                          (ii)    The offering and sale of certain of the
Shares by the Selling Shareholder to the Underwriters pursuant to this Agreement, the compliance by the Selling Stockholder with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (1) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or "blue sky" laws or similar laws in applicable foreign jurisdictions and by the NASD or The Nasdaq Stock Market, Inc., or (2) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder or any of his respective properties are bound, or, so far as it is known to such counsel, any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator having jurisdiction over the Selling Stockholder, where such conflict, breach, violation or default would have a Material Adverse Effect;

                          (iii)   Upon delivery of certificates for the Firm
Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement, as evidenced by the executed receipt for such securities by the Underwriter, and payment for such Firm Shares as provided herein, valid and marketable title to such Shares shall pass to the Underwriters, severally, free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction on transfer, claim or equity, known to such counsel, provided that the Underwriters are without notice of any defect in the title of such Shares and take such Shares in good faith;

                          (iv)    This Agreement has been duly authorized,
executed and delivered by the Selling Shareholder and is a valid, legal and binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy;

                 (e) You shall have received on the Closing Date an opinion of Manatt, Phelps & Phillips, LLP, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters referred to in clauses (ix), (xiii),
(xv), (xvii) and the last paragraph of the foregoing Section 8(c) and such other related matters as you may request.

                 (f) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Grant Thornton LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                 (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                 (h) You shall have received a certificate, dated the Closing Date, of the Selling Shareholder to the effect set forth in Sections 8(g) and (h), with respect to the Selling Shareholder.

                 (i) The Shares shall have been listed or approved for listing upon notice of issuance on the national market tier of The Nasdaq Stock Market.

                 (j) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

         Any certificate or document signed by any officer of the Company and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (g) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and
(e) shall be revised to reflect the sale of Additional Shares.

         9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares;
(v) the registration of the Class A Common Stock under the Exchange Act and the listing of the Shares on the national market tier of The Nasdaq Stock Market;
(vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

         If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with
Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

         Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Texas shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(b) and 8 hereof.

         13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 12801 North Central Expressway, Suite 700, Dallas, Texas 75243,
Attention: J. Russell Crews, Senior Vice President; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                  Very truly yours,


                                  SNELLING AND SNELLING, INC.


                                  By
                                     ---------------------------
                                       Chairman of the Board


Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.
RAUSCHER PIERCE REFSNES, INC.


As Representatives of the Several Underwriters


By SMITH BARNEY INC.


By
    --------------------------
       Managing Director

                                   SCHEDULE I

                          SNELLING AND SNELLING, INC.


                                                                     Number of               Number of
                         Underwriter                               Firm  Shares          Additional Shares
                         -----------                               ------------          -----------------

 Smith Barney Inc. . . . . . . . . . . . . . . . . . . . .

 Rauscher Pierce Refsnes, Inc. . . . . . . . . . . . . . .





                                                                Total . . . . . .
                                                                                         =================